EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                                      6


Financial Engineering Group                                                                       User:                    leinwae
 Greenwich Capital Markets                   CWALT053CB 1A1                                            January 25, 2005   12:08 PM


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Bond Description
-----------------------------------------------------------------------------------------------------------------------------------
Name:                CWALT053CB 1A1    Coll. Type:                       WL     PAC Bands:                               n/a
Cusip:                                 Orig. Balance:     $1,292,000,000.00     Settlement Date:                  01/28/2005
Coupon:                   5.000000     Net Coupon:                5.693332%     Issue Date:                       01/01/2005
Formula:                       N/A     Gross Coupon:              5.963902%     First Pay Date:                   02/25/2005
Orig. Balance:     $250,000,000.00     Srvc Fee:                  0.270570%     Maturity Date:                           n/a
Factor:                 1.00000000     Orig. Term:                  360 mos     Days Delay:                               24
Factor date:            01/01/2005     Current WAM:                 359 mos
Current Cap:                   N/A     Current Age:                   0 mos
Current Floor:                 N/A     WAVG Loansize:
Cur. Balance:      $250,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------




Curve type:  Static                        CMO Price -> Yield Sensitivity Table

                             -----------------------------------------------------------------------------------------------------
                                 0          50           100          150          200
        --------------------
              Price             PPC         PPC          PPC          PPC           PPC        NULL       NULL       NULL     NULL
        --------------------------------------------------------------------------------------------------------------------------
             100-24              4.95         4.84         4.69          4.54         4.39
             100-28              4.94         4.81         4.65          4.48         4.31
             101-00              4.93         4.79         4.61          4.42         4.23
             101-04              4.92         4.76         4.57          4.37         4.16
        --------------------------------------------------------------------------------------------------------------------------
             101-08              4.91         4.74         4.53          4.31         4.08
        --------------------------------------------------------------------------------------------------------------------------
             101-12              4.90         4.72         4.49          4.25         4.01
             101-16              4.89         4.69         4.45          4.19         3.93
             101-20              4.88         4.67         4.41          4.13         3.86
             101-24              4.87         4.64         4.37          4.08         3.78
----------------------------------------------------------------------------------------------------------------------------------
WAL                             17.96         6.44         3.46          2.33         1.75
Mod. Dur                        11.04         5.07         3.02          2.12         1.63
Spread                           47.9         88.0        104.7         100.4         91.2
First Date                   02/25/05     02/25/05     02/25/05      02/25/05     02/25/05
Last Date                    05/25/33     12/25/22     10/25/14      03/25/11     06/25/09
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------   ------------------------------------------
      1 mo   2 mo  3 mo   4 mo   5 mo  6 mo   7 mo   8 mo  9 mo   10 mo  11 mo 12 mo    AVG  1 mo   3 mo  6 mo  9 mo  12 mo Life
-------------------------------------------------------------------------------------   ------------------------------------------
CPR                                                                                     CPR
-------------------------------------------------------------------------------------   -------------------------------------------



--------------------------------------------------------------------------------------------
COB: 01/24/2005     3 Month   6 Month   1 Year   2 Year   3 Year   5 Year  10 Year  30 Year
--------------------------------------------------------------------------------------------
OffTR Yld              2.340    2.627    2.944    3.220    3.381    3.725    4.250    4.750
--------------------------------------------------------------------------------------------
OnTR/Swp Spd           2.404    2.704    2.883 3.237/36 3.381/42 3.716/39 4.191/38 4.669/38
--------------------------------------------------------------------------------------------
OnTR Price            99-12+   98-21+    99-02    99-18   98-31+    99-19   100-15  110-18+
--------------------------------------------------------------------------------------------



--------------------------------------         ------------------------------------
  1 Mo L    3Mo L    11Cof    Prime             15Mtg    30Mtg   FN5.5Feb FN5.0Feb
--------------------------------------         ------------------------------------
     2.550    2.700    2.025    5.250             5.147    5.673   101-22    99-20
--------------------------------------         ------------------------------------





--------------------------------------------------------         ------------------------------------         -------------------
 CAP VOLS (years)                                                  SWAPTION VOLS (years)                         Price-2-
--------------------------------------------------------         ------------------------------------             Call
    1         2        3        5        10       30              3 X 5    1 X 10   5 X 10  10 X 10           ------------------
--------------------------------------------------------         ------------------------------------
 17.020   22.400   24.600    24.760    22.000   18.620            20.210   19.810   16.590   13.280                 No
--------------------------------------------------------         ------------------------------------         ------------------




----------------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover  Refi   Refi Elb   Burnout    Burnout   Lockin    Lockin   MRate   Refi            Default    Model
Knobs     Level      Ramp     Vol     Shift     Severity   Timing   Severity    Rate    Shift   Ramp    Surge    Size     Version
----------------------------------------------------------------------------------------------------------------------------------
Settings      0          0      0          0          0          0         0        0       0      0        0        0         50
----------------------------------------------------------------------------------------------------------------------------------



Prepay           Collateral     Term
Knobs             Override    Override
------------------------------------------
Settings            DEFAULT    DEFAULT
------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.



Financial Engineering Group                                                                       User:                    leinwae
 Greenwich Capital Markets                   CWALT053CB 1A2                                            January 25, 2005   12:08 PM


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Bond Description
-----------------------------------------------------------------------------------------------------------------------------------
Name:                CWALT053CB 1A2     Coll. Type:                       WL     PAC Bands:                               n/a
----------------------------------------------------------------------------------------------------------------------------------
Cusip:                                 Orig. Balance:     $1,292,000,000.00     Settlement Date:                   01/28/2005
----------------------------------------------------------------------------------------------------------------------------------
Coupon:                  4.500000%     Net Coupon:                5.693332%     Issue Date:                        01/01/2005
----------------------------------------------------------------------------------------------------------------------------------
Formula:                       N/A     Gross Coupon:              5.963902%     First Pay Date:                    02/25/2005
----------------------------------------------------------------------------------------------------------------------------------
Orig. Balance:      $75,000,000.00     Srvc Fee:                  0.270570%     Maturity Date:                           n/a
----------------------------------------------------------------------------------------------------------------------------------
Factor:                 1.00000000     Orig. Term:                  360 mos     Days Delay:                               24
----------------------------------------------------------------------------------------------------------------------------------
Factor date:            01/01/2005     Current WAM:                 359 mos
----------------------------------------------------------------------------------------------------------------------------------
Current Cap:                   N/A     Current Age:                   0 mos
----------------------------------------------------------------------------------------------------------------------------------
Current Floor:                 N/A     WAVG Loansize:
----------------------------------------------------------------------------------------------------------------------------------
Cur. Balance:       $75,000,000.00
----------------------------------------------------------------------------------------------------------------------------------




Curve type:  Static                        CMO Price -> Yield Sensitivity Table

                            ------------------------------------------------------------------------------------------------------
                                 0          50           100          150          200
        --------------------
              Price             PPC         PPC          PPC          PPC           PPC        NULL       NULL       NULL     NULL
        --------------------------------------------------------------------------------------------------------------------------
             99-24              4.54         4.53         4.53          4.52         4.51
             99-28              4.53         4.51         4.48          4.46         4.43
            100-00              4.52         4.48         4.44          4.40         4.36
            100-04              4.51         4.46         4.40          4.34         4.28
----------------------------------------------------------------------------------------------------------------------------------
            100-08              4.49         4.44         4.36          4.28         4.21
----------------------------------------------------------------------------------------------------------------------------------
            100-12              4.48         4.41         4.32          4.23         4.13
            100-16              4.47         4.39         4.28          4.17         4.05
            100-20              4.46         4.36         4.24          4.11         3.98
            100-24              4.45         4.34         4.20          4.05         3.90
----------------------------------------------------------------------------------------------------------------------------------
WAL                            17.96         6.44         3.46          2.33         1.75
Mod. Dur                       11.48         5.15         3.04          2.12         1.63
Spread                           6.3         57.4         87.7          98.0        103.4
First Date                  02/25/05     02/25/05     02/25/05      02/25/05     02/25/05
Last Date                   05/25/33     12/25/22     10/25/14      03/25/11     06/25/09
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------   ------------------------------------------
      1 mo   2 mo  3 mo   4 mo   5 mo  6 mo   7 mo   8 mo  9 mo   10 mo  11 mo 12 mo    AVG  1 mo   3 mo  6 mo  9 mo  12 mo Life
-------------------------------------------------------------------------------------   ------------------------------------------
CPR                                                                                     CPR
-------------------------------------------------------------------------------------   -------------------------------------------



--------------------------------------------------------------------------------------------
COB: 01/24/2005     3 Month   6 Month   1 Year   2 Year   3 Year   5 Year  10 Year  30 Year
--------------------------------------------------------------------------------------------
OffTR Yld              2.340    2.627    2.944    3.220    3.383    3.726    4.249    4.749
--------------------------------------------------------------------------------------------
OnTR/Swp Spd           2.404    2.704    2.883 3.237/36 3.384/42 3.718/39 4.191/38 4.669/38
--------------------------------------------------------------------------------------------
OnTR Price            99-12+   98-21+    99-02   99-18   98-31+   99-18+   100-15  110-18+
--------------------------------------------------------------------------------------------



--------------------------------------         ------------------------------------
  1 Mo L    3Mo L    11Cof    Prime             15Mtg    30Mtg   FN5.5Feb FN5.0Feb
--------------------------------------         ------------------------------------
     2.550    2.700    2.025    5.250             5.152    5.678   101-22+    99-19
--------------------------------------         ------------------------------------





--------------------------------------------------------         ------------------------------------         -------------------
 CAP VOLS (years)                                                  SWAPTION VOLS (years)                         Price-2-
--------------------------------------------------------         ------------------------------------             Call
    1         2        3        5        10       30              3 X 5    1 X 10   5 X 10  10 X 10           ------------------
--------------------------------------------------------         ------------------------------------
 17.020   22.400   24.600    24.760    22.000   18.620            20.210   19.810   16.590   13.280                 No
--------------------------------------------------------         ------------------------------------         ------------------




----------------------------------------------------------------------------------------------------------------------------------
Prepay   Turnover   Turnover  Refi   Refi Elb   Burnout    Burnout   Lockin    Lockin   MRate   Refi            Default    Model
Knobs     Level      Ramp     Vol     Shift     Severity   Timing   Severity    Rate    Shift   Ramp    Surge    Size     Version
----------------------------------------------------------------------------------------------------------------------------------
Settings      0          0      0          0          0          0         0        0       0      0        0        0         50
----------------------------------------------------------------------------------------------------------------------------------



Prepay           Collateral     Term
Knobs             Override    Override
------------------------------------------
Settings            DEFAULT    DEFAULT
------------------------------------------




This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

